UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to SECTION 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 3, 2016
ASSOCIATED MATERIALS, LLC
(Exact name of registrant as specified in its charter)

Delaware	000-24956	75-1872487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3773 State Rd., Cuyahoga Falls, Ohio	44223
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (330) 929-1811

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
On November 3, 2016, Associated Materials, LLC (the “Company”) issued a press release announcing (1) the pricing of the offering by its indirect parent, Associated Materials Group, Inc. (“Parent”), of $675.0 million of Parent's 9.00% senior secured notes due 2024 and (2) an agreement by Parent to issue convertible preferred stock and warrants to purchase shares of common stock of Parent.

The Company also announced that its third quarter 2016 earnings conference call will be held on Tuesday, November 8, 2016.

These press releases are attached to this Current Report on Form 8-K as Exhibit 99.1 and Exhibit 99.2 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d)    Exhibits

Exhibit Number	Description
99.1	Press release, dated November 3, 2016, of Associated Materials, LLC, entitled “Associated Materials Announces Pricing of $675.0 Million of 9.00% Senior Notes due 2024”.

99.2	Press release, dated November 3, 2016, of Associated Materials, LLC, entitled “Associated Materials LLC to hold Third Quarter Earnings Conference Call”.

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995

This current report on Form 8-K and the press release incorporated by reference herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, statements related to the anticipated closing and use of proceeds of the sale of the securities referred to above. These forward-looking statements involve known and unknown risks, uncertainties and other factors discussed in the Company’s filings with the Securities and Exchange Commission (the “SEC”). Any forward-looking statements speak only as of the date of this press release and, except to the extent required by applicable securities laws, the Company expressly disclaims any obligation to update or revise any of them to reflect actual results, any changes in expectations or any change in events. If the Company does update one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward-looking statements. For additional information concerning risks, uncertainties and other factors that may cause actual results to differ from those anticipated in the forward-looking statements, and risks to the Company’s business in general, please refer to the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended January 2, 2016, as such factors may be updated from time to time in its periodic filings with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSOCIATED MATERIALS, LLC

Date:	November 3, 2016	By:	/s/ Scott F. Stephens
Scott F. Stephens
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated November 3, 2016, of Associated Materials, LLC, entitled “Associated Materials Announces Pricing of $675.0 Million of 9.00% Senior Notes due 2024”.

99.2	Press release, dated November 3, 2016, of Associated Materials, LLC, entitled “Associated Materials LLC to hold Third Quarter Earnings Conference Call”.